UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 30, 2023
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

The board of directors (the “Board”) of Republic First Bancorp, Inc. (the “Company”) has determined that the Company’s adjourned 2022 annual meeting of shareholders (including any meeting of shareholders held in lieu thereof, and any adjustments, postponements or continuations thereof, the “2022 Annual Meeting”) will be held on Thursday, October 5, 2023, in a manner and at a time and location to be announced. The Board set August 11, 2023 as the record date for determining shareholders entitled to receive notice of, and vote at, the 2022 Annual Meeting. Additionally, the Board has decided to increase the size of the Board from seven to eight directors, effective at the 2022 Annual Meeting, such that three Class III directors will be up for election at the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting will be held more than 30 days after the anniversary date of the Company’s 2021 annual meeting of shareholders, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Company is setting a deadline for receipt of Rule 14a-8 shareholder proposals that is a reasonable time before the Company expects to begin to print and send its proxy materials.

Shareholders who wish to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting must ensure that their proposal is received by the Secretary of the Company at the Company’s principal executive offices at Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102, or via email to Brian Doran, Executive Vice President and General Counsel, at bdoran@myrepublicbank.com, no later than the close of business on Saturday, July 15, 2023, which the Company has determined is a reasonable time before it expects to begin to print and send its proxy materials for the 2022 Annual Meeting. Such shareholder proposals must also comply with the other requirements of Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy statement for the 2022 Annual Meeting. The Saturday, July 15, 2023 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.

In addition, shareholders wishing to bring business before the 2022 Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the Board at the 2022 Annual Meeting must submit timely notice thereof to the Company in order for such matters to be considered at the 2022 Annual Meeting. In accordance with the Order entered on April 21, 2023, by the Court of Common Pleas of Philadelphia County accepting the Stipulation and Proposed Order submitted by the Company and certain of its directors and George E. Norcross, III, Gregory B. Braca and Philip A. Norcross, to be timely, such notice must be delivered to the Secretary of the Company at the Company’s principal executive offices at Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102 no later than the close of business on Saturday, July 15, 2023, which is a period of not less than fifteen days from the date of this Current Report on Form 8-K. Such nominations and proposals must also comply with the requirements of Pennsylvania law, the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) and the Company’s Amended and Restated Articles of Incorporation and Amended and Restated By-Laws, as applicable.

A copy of the Company’s press release, dated June 30, 2023, announcing the date of the 2022 Annual Meeting, is attached hereto as Exhibit 99.1.

Important Additional Information

The Company intends to file a definitive proxy statement and may file a WHITE proxy card with the SEC in connection with the 2022 Annual Meeting and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated June 30, 2023, of Republic First Bancorp, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: June 30, 2023

	By:	/s/ Michael W. Harrington
	Name:	Michael W. Harrington
	Title:	Chief Financial Officer

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